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SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ARRAY BIOPHARMA INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3200 WALNUT STREET
BOULDER, COLORADO 80301

October 1, 2002

Dear Fellow Stockholder:

        You are cordially invited to attend Array BioPharma Inc.'s Annual Meeting of Stockholders on October 31, 2002, at 2:00 p.m., Mountain Standard Time, at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302.

        The matters to be acted on at the Annual Meeting are described in the enclosed notice and Proxy Statement. A proxy card on which to indicate your vote and a postage-paid return envelope are also enclosed as well as a copy of our fiscal year 2002 Annual Report.

        We realize that you may not be able to attend the Annual Meeting and vote your shares in person. However, regardless of your meeting attendance, we need your vote. We urge you to complete, sign and return the enclosed proxy card to ensure that your shares are represented. If you decide to attend the Annual Meeting, you may revoke your proxy at that time and vote your shares in person.

        Please remember, this is your opportunity to voice your opinion on matters affecting Array. We look forward to receiving your proxy and perhaps seeing you at the Annual Meeting.

Sincerely,

Robert E. Conway Chief Executive Officer

Enclosures

3200 WALNUT STREET
BOULDER, COLORADO 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 31, 2002

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Array BioPharma Inc. to be held on October 31, 2002, at 2:00 p.m., Mountain Standard Time, at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, to consider and vote upon the following matters:

  1.
  Election of three Class II directors to serve for a three-year term of office expiring at the 2005 Annual Meeting of Stockholders;

  2.
  An amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan (the "Plan") increasing the number of shares of common stock reserved for grant thereunder by 2,750,000 shares to an aggregate of 10,728,370 shares, with such number of shares subject to further increase as provided in the terms of the Plan;

  3.
  An amendment to the Array BioPharma Inc. Employee Stock Purchase Plan (the "ESPP") increasing the number of shares of common stock reserved for issuance thereunder by 400,000 shares to an aggregate of 1,200,000 shares;

  4.
  An amendment to the ESPP removing an eligibility requirement that prohibits employees whose customary employment is less than 20 hours per week from participating in the ESPP;

  5.
  Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2003; and

  6.
  Any other matter that properly comes before the Annual Meeting.

        Only stockholders of record at the close of business on September 23, 2002, will be entitled to vote at the Annual Meeting or any adjournments thereof.

        YOUR VOTE IS VERY IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

Robert E. Conway Chief Executive Officer

Boulder, Colorado
October 1, 2002

3200 WALNUT STREET
BOULDER, COLORADO 80301

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To be held on October 31, 2002

        This Proxy Statement is furnished to stockholders of Array BioPharma Inc., a Delaware corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Array to be held on October 31, 2002, at 2:00 p.m., Mountain Standard Time, at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, for the purposes set forth in the Notice of Meeting. This solicitation of proxies is made on behalf of our Board of Directors.

        Holders of record of shares of our common stock as of the close of business on the record date, September 23, 2002, are entitled to receive notice of, and to vote at, the Annual Meeting. The common stock constitutes the only class of securities entitled to vote at the Annual Meeting, and each share of common stock entitles the holder thereof to one vote. At the close of business on September 23, 2002, there were 27,588,451 shares of common stock outstanding.

        Shares represented by proxies in the form enclosed that are properly executed and returned and not revoked will be voted as specified. Where no specification is made on a properly executed and returned form of proxy, the shares will be voted FOR the election of all nominees for Class II directors, FOR the amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan, FOR both amendments to the Array BioPharma Inc. Employee Stock Purchase Plan and FOR the ratification of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2003. We know of no business other than the election of directors, the amendments to the Plan and the ESPP, and the ratification of the independent auditors to be transacted at the Annual Meeting. If other matters requiring a vote do arise, the persons named in the proxy intend to vote in accordance with their judgment on such matters.

        To be voted, proxies must be filed with our Secretary prior to the time of voting. Proxies may be revoked at any time before they are exercised by filing with our Secretary a notice of revocation or a later dated proxy, or by voting in person at the Annual Meeting.

        Our 2002 Annual Report to Stockholders for the fiscal year ended June 30, 2002, is enclosed with this Proxy Statement. This Proxy Statement, the Proxy Card and the 2002 Annual Report to Stockholders were mailed to stockholders on or about October 1, 2002. Our executive offices are located at 3200 Walnut Street, Boulder, Colorado 80301.

PROPOSAL 1
ELECTION OF DIRECTORS

Board of Directors

        Our Board of Directors is composed of nine members divided into three classes having staggered three-year terms. At each Annual Meeting of Stockholders, the successors to the class of directors whose terms expired will be elected to serve three-year terms. The terms of the Class II directors will expire at the Annual Meeting. The current Class II directors are Robert E. Conway, Kyle Lefkoff and Marvin Caruthers, Ph.D., all of whom have been nominated for reelection at the Annual Meeting as directors to hold office until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified. Each of the nominees has consented to serve a term as a Class II director. Should any or all of these nominees become unable to serve for any reason prior to the Annual Meeting, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees, or may reduce the number of directors on the Board of Directors.

Class II Director Nominees for Election to Term Expiring 2005

        The three directors standing for election are as follows:

        Robert E. Conway, 48, has served as our Chief Executive Officer and a member of our Board of Directors since November 1999. From October 1996 to October 1999, Mr. Conway was the Chief Operating Officer and Executive Vice President of the Clinical Trials Division of Hill Top Research, Inc. where he managed 22 company-owned research centers conducting clinical trials for pharmaceutical and biotechnology companies. From 1979 until 1996, Mr. Conway held various executive positions with Corning, Inc., including Corporate Vice President and General Manager of Corning Hazleton, Inc., a preclinical contract research organization, where he was responsible for North American operations. Mr. Conway serves on the Board of Directors of DEMCO, Inc. Mr. Conway received a B.S. in accounting from Marquette University and an M.B.A. from the University of Cincinnati, and is a Certified Public Accountant.

        Kyle Lefkoff, 43, has served as the Chairman of our Board of Directors since May 1998. Since 1995, Mr. Lefkoff has been a General Partner of Boulder Ventures Limited, a venture capital firm and a prior investor in our company. From June 1986 until June 1995, Mr. Lefkoff was employed by Colorado Venture Management, a venture capital firm. Mr. Lefkoff serves on the Boards of Directors of Trust Company of America, Metabolite Laboratories, Inc., Lefthand Networks Inc. and Dharmacon Research, Inc. Mr. Lefkoff received a B.A. in economics from Vassar College and an M.B.A. from the University of Chicago.

        Marvin H. Caruthers, Ph.D., 62, has served as a member of our Board of Directors since August 1998. Since 1979, Dr. Caruthers has been a Distinguished Professor of Biochemistry and Bioorganic Chemistry at the University of Colorado. Dr. Caruthers is a member of the National Academy of Sciences and the American Academy of Arts and Sciences and was previously a member of the scientific advisory board of Amgen Inc. Dr. Caruthers also serves on the Board of Directors of Dharmacon Research, Inc. Dr. Caruthers received a B.S. in chemistry from Iowa State University and a Ph.D. in chemistry from Northwestern University.

Required Vote

        The three nominees for director will be elected upon a favorable vote of a plurality of the shares of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Shares represented by proxies cannot be voted for more than the three nominees for director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS TO THE BOARD.

Directors Continuing in Office

        Term Expiring 2004—Class I.    The following Class I directors have terms expiring at the Annual Meeting of Stockholders in 2004.

        David L. Snitman, Ph.D., 50, has served as our Chief Operating Officer, our Vice President of Business Development and a member of our Board of Directors since May 1998. Prior to joining us, Dr. Snitman held various positions with Amgen Inc. since December 1981, including Associate Director of New Products and Technology and Manager of Amgen's Boulder facility. Dr. Snitman also serves on the Board of Directors of Dharmacon Research, Inc. Dr. Snitman received a B.S. in chemistry from Northeastern University and a Ph.D. in the synthesis of natural products from the University of Colorado, and was a National Institutes of Health Postdoctoral Fellow at the Massachusetts Institute of Technology.

        Robert W. Overell, Ph.D., 47, has served as a member of our Board of Directors since December 1999. Since 1996, Dr. Overell has been with Frazier Healthcare Ventures, a venture capital firm and investor in our company, and has served as a General Partner since 1998 and a venture partner from 1996 until 1998. Dr. Overell's operational experience in biotechnology companies includes joining Immunex Corporation early in its development and co-founding Target Genetics. Dr. Overell serves on the Boards of Directors of Activx, Inc., GeneMachines, Quantum Dot, Inc., SkeleTech, Inc. and XenoPort, Inc. Dr. Overell received his B.S. in biological sciences from the University of Newcastle-upon-Tyne and a Ph.D. in biochemistry from the Institute of Cancer Research at the University of London.

        John D. Zabriskie, Ph.D., 63, has served as a member of our Board of Directors since January 2001. Dr. Zabriskie is the President of Lansing Brown Investments, LLC, and is the past Chairman of the Board, Chief Executive Officer and President of NEN Life Science Products, Inc., a leading supplier of kits for labeling and detection of DNA. Prior to joining NEN Life Science Products, Dr. Zabriskie was President and Chief Executive Officer of Pharmacia and Upjohn Inc. As Chairman of the Board and Chief Executive Officer of Upjohn, Dr. Zabriskie led the Upjohn project, which resulted in the $12 billion merger of equals with Pharmacia. Prior to joining Upjohn in 1994, Dr. Zabriskie was Executive Vice President for Merck & Co., Inc. Dr. Zabriskie currently serves on the Boards of Directors of Biomira, Inc., Biosource International, Inc., Cubist Pharmaceutical Inc., Kellogg Co., MacroChem Corp., Biospecific LLC, Dharmacon Research, Inc., Protein Forrest Inc. and Puretech Ventures. Dr. Zabriskie received his undergraduate degree in chemistry from Dartmouth College and his Ph.D. in organic chemistry from the University of Rochester.

        Term Expiring 2003—Class III.    The following Class III directors have terms expiring at the Annual Meeting of Stockholders in 2003:

        Francis J. Bullock, Ph.D., 65, has served as a member of our Board of Directors since May 1998. Since March 2002, Dr. Bullock has been a Senior Advisor for the Strategic Decisions Group, a management consulting firm. From September 1993 to March 2002, Dr. Bullock was a senior consultant for Arthur D. Little, Inc., concentrating on pharmaceutical and biotechnology research and development, as well as the fine chemicals and agricultural chemicals industries. From April 1981 until September 1993, Dr. Bullock served as Senior Vice President, Research Operations at Schering-Plough Research Institute. Dr. Bullock serves on the Boards of Directors of GTC Biotherapeutics, Inc. and Atherex. Dr. Bullock received a B.S. in pharmacy from the Massachusetts College of Pharmacy, an A.M. in organic chemistry from Harvard University and a Ph.D. in organic chemistry from Harvard University.

        Kevin Koch, Ph.D., 42, has served as our President, our Chief Scientific Officer and a member of our Board of Directors since May 1998. Prior to joining us, Dr. Koch was an Associate Director of Medicinal Chemistry and Project Leader for the Protease Inhibitor and New Leads project teams from

May 1995 to April 1998 for Amgen Inc. From September 1988 until May 1995, Dr. Koch held various positions with Pfizer Central Research, including Senior Research Investigator-Project Coordinator for the Cellular Migration and Immunology Project Teams. Dr. Koch is the treasurer and elected board member of the Inflammation Research Association. Dr. Koch received a B.S. in chemistry and biochemistry from the State University of New York at Stony Brook and a Ph.D. in synthetic organic chemistry from the University of Rochester.

        Kirby L. Cramer, 66, has served as a member of our Board of Directors since August 2000. Mr. Cramer is the Chairman Emeritus of Hazleton Laboratories Corporation, a Covance company, Chairman of the Board of Directors of Harris Trust Company and Chairman of the Board of Directors of SonoSite, Inc. From 1987 until 1991, Mr. Cramer served as the Chairman of the Board of Directors of Kirschner Medical Corporation. Mr. Cramer serves on the Boards of Directors of Harris Trust Company, SonoSite, Inc., Landec Corporation, DJ Orthopedics, Inc., Corus Pharma, Inc. and Life Sciences Research, Inc. Mr. Cramer received a B.A. in history from Northwestern University and an M.B.A. from the University of Washington, and is a graduate of Harvard Business School's Advanced Management Program. Mr. Cramer is a Chartered Financial Analyst.

Meetings and Committees of the Board of Directors

        Our Board of Directors held five meetings during the fiscal year ended June 30, 2002. During the fiscal year, none of the directors attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of committees of which such director was a member. Our Board of Directors has established three committees, a Compensation Committee, an Audit Committee and a Corporate Governance Committee. In addition, our Board of Directors established a Pricing Committee in connection with our follow-on public offering comprised of Messrs. Lefkoff, Conway and Zabriskie, which met twice during fiscal year 2002.

        Compensation Committee.    The Compensation Committee is responsible for determining executive officers' compensation, the evaluation of the performance of the Chief Executive Officer and for administering the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan and the Array BioPharma Inc. Employee Stock Purchase Plan. The Compensation Committee held four meetings during the fiscal year ended June 30, 2002. Dr. Bullock, Mr. Lefkoff and Dr. Overell are members of the Compensation Committee. None of the current members of our Compensation Committee are officers or employees of Array. For more information on our Compensation Committee, please see the "Compensation Committee Report on Executive Compensation" on page 27.

        Audit Committee.    The Audit Committee is responsible for (1) making recommendations about our independent public accountants, (2) reviewing audit plans and results with our independent public accountants, (3) reviewing the independence of the independent public accountants, (4) considering the range of audit and non-audit fees, and (5) reviewing our internal accounting controls and discussing the adequacy of those controls with our Chief Executive Officer and Chief Financial Officer. The Audit Committee held five meetings during the fiscal year ended June 30, 2002. Dr. Bullock, Mr. Cramer and Dr. Zabriskie, none of whom are officers or employees of Array, are the members of the Audit Committee. For more information on our Audit Committee, please see the "Audit Committee Report" on page 18.

        Corporate Governance Committee.    In August 2002, the Board of Directors established the Corporate Governance Committee, which is responsible for the implementation of Array's Corporate Governance Guidelines and the evaluation and recommendation to the Board of Directors of candidates for election to the Board, beginning with nominees to be elected at the 2003 annual meeting. The Committee also recommends policies and standards for evaluating the overall effectiveness of the Board of Directors in the governance of Array and such other activities as the Board of Directors may delegate to it from time to time. The Corporate Governance Committee will consider director nominations from our stockholders. See the section below entitled "Stockholder Proposals for 2003 Annual Meeting" for information on submitting director nominations and other proposals for the 2003 annual meeting. Since the Corporate Governance Committee was formed in August 2002, it had no meetings during the fiscal year ended June 30, 2002. Dr. Zabriskie, Mr. Lefkoff and Mr. Conway are members of the Corporate Governance Committee, none of whom were officers or employees of Array other than Mr. Conway.

Compensation of Directors

        All of our directors are entitled to be reimbursed for reasonable expenses incurred by them in connection with their attendance at Board and committee meetings. In addition, during the fiscal year ended June 30, 2002, our non-employee, outside directors, who included Mr. Lefkoff, Dr. Bullock, Dr. Caruthers, Mr. Cramer and Dr. Zabriskie, were each granted options to purchase 30,000 shares of our common stock for service on our Board of Directors. These options vest in three equal annual installments beginning November 1, 2002, based on their continued service on the Board. In addition, we paid our non-employee Board members a quarterly retainer equal to $3,000 and $1,000 for each Board meeting and for each meeting of a committee of the Board, respectively, that they attended and an additional $1,000 for each committee meeting that they chaired. Mr. Lefkoff was not paid the foregoing fees until May 2002, Dr. Caruthers was not paid the foregoing fees until October 2001, and Dr. Overell was unable to accept any cash or equity compensation for his service on the Board. In fiscal year 2002, Mr. Lefkoff, Dr. Bullock, Dr. Caruthers, Mr. Cramer and Dr. Zabriskie were paid cash compensation for their services on the Board of Directors and as members of the committees of the Board on which they served of $4,000, $21,000, $12,000, $24,000 and $20,000, respectively.

PROPOSAL 2
AMENDMENT TO AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

        The Board of Directors approved an amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan (the "Plan") on September 12, 2002, subject to approval by the stockholders. The purpose of the amendment is to increase the number of shares of common stock that may be issued pursuant to the Plan from 7,978,370 shares to an aggregate of 10,728,370 shares, with such number of shares subject to further increase as provided in the terms of the Plan. The Plan provides that the number of shares of common stock reserved for issuance under the Plan will be increased, but not decreased, by any additional authorized shares. Additional authorized shares, for purposes of the Plan, means on any given day the difference between:

  •
  25% of our issued and outstanding shares of common stock, on a fully diluted, as converted basis, minus

  •
  the number of outstanding shares relating to awards under the Plan, plus

  •
  the number of shares available for future grants of awards under the Plan on that date.

        The Plan was previously amended following approval by the Board of Directors and the stockholders in September 2000 in connection with our initial public offering to, among other things, increase the shares of common stock reserved for issuance from 4,837,500 shares to 7,000,000 shares. The shares of common stock reserved for issuance was subsequently increased by 978,370 to 7,978,370 based on the number of our additional authorized shares.

        Of the 7,978,370 shares reserved for issuance under the Plan, 7,500,000 shares may be issued as incentive stock options. This number may be increased by 250,000 shares on January 1 of each year until 2005, provided that it does not exceed the total number of shares reserved for issuance under the Plan. If the stockholders approve the proposed increase in shares that may be issued under the Plan, the number of shares that may be issued as incentive stock options will be increased also to 10,728,370 shares, with such number subject to further increase as described in the preceding sentence.

        The purpose of the Plan is to enhance our ability to attract, retain and compensate highly qualified officers, scientists, key employees and other persons, and to motivate them to serve Array and focus their efforts on improving our business results and earnings, by providing them with an opportunity to acquire equity in Array. Our ability to attract and retain qualified employees is critical to our success. We believe that equity compensation is an essential component of our compensation package that allows us to remain competitive in the marketplace for qualified personnel. This compensation package has been offered to all employees and generally includes:

  •
  grants of stock options to new hires,

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  retention grants every four years to existing employees, and

  •
  annual stock option bonuses in lieu of cash.

        Typically, these option grants vest annually over a four-year period.

        As of August 31, 2002, there were 89,394 shares of common stock authorized and available for issuance under the Plan and not subject to outstanding awards. We expect our headcount will continue to grow and that stock options will continue to be significant in attracting and compensating qualified employees. Based on historical grants and our expectation of personnel growth, the Board of Directors believes that the remaining number of shares is insufficient to meet our needs for long-term incentive compensation and annual stock option bonus grants. In approving the increase in shares, the Board also gave particular weight to our current practice of granting stock option bonuses, rather than cash bonuses, to our employees and of granting stock options to all employee levels within our organization. We expect that the proposed increase will be adequate to meet our foreseeable requirements.

        The proposed amendment does not alter the considerations of the Compensation Committee with respect to grants under the Plan. Because the award of options is within the discretion of the Compensation Committee, it is not possible to determine at this time the amount of any option awards that may be made to officers or other employees. At this time, however, we have no commitments to grant options to purchase the proposed additional authorized shares of common stock upon approval of this proposal. As of August 31, 2002, there were six executive officers, six non-employee directors and 261 other employees eligible to receive option grants under the Plan.

        We intend to register the additional 2,750,000 shares in a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving stockholder approval.

        The summary of the material provisions of the Plan set forth below is qualified in its entirety by the complete text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Provisions of the Plan

        Administration.    The Plan is administered by our Compensation Committee. Subject to the terms of the Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan. To the extent determined by the Board of Directors, the Compensation Committee is required to be composed of no fewer than three directors who are intended to be "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

        Eligibility.    Awards may be made under the Plan to our employees, officers, directors or consultants, or to any of our affiliates, or their officers or directors, and to any other individual whose participation in the Plan our Compensation Committee determines to be in our best interests.

        Amendment or Termination of the Plan.    The Board of Directors may terminate or amend the Plan at any time and for any reason as long as the amendment does not adversely impair the rights of grantees with respect to outstanding awards. Further, unless terminated earlier, the Plan will terminate in September 2010. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

        Options.    We may grant options under the Plan that are either intended to qualify as incentive stock options under the Internal Revenue Code or not to qualify as incentive stock options, referred to as non-qualified stock options.

        The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of specified 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that we grant in substitution for options held by employees of companies that we acquire. In this case, the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

        The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines when each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options granted under our current Plan, however, are generally exercisable, to the extent vested, for up to 90 days after the optionee terminates employment without cause if the termination occurs more than six months after the option is granted, unless the option agreement provides otherwise.

        Options may be exercisable in installments. Options granted under our current Plan vest 25% per year over a four-year period based on continued service with us, unless the option agreement provides otherwise. The exercisability of options may be accelerated by the Compensation Committee.

        In general, an optionee may pay the exercise price of an option by cash, check, by tendering shares of our common stock, which if acquired from us have been held by the optionee for at least six months, or by means of a broker-assisted cashless exercise.

        Stock options granted under our Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

        Other Awards.    The Compensation Committee may also award under the Plan:

  •
  shares of common stock subject to restrictions;

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  deferred stock, credited as deferred stock units, but ultimately payable in the form of unrestricted shares of common stock in accordance with the participant's deferral election;

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  common stock units subject to restrictions;

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  unrestricted shares of common stock, which are shares of common stock issued at no cost or for a purchase price determined by the Compensation Committee which are free from any restrictions under the Plan;

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  dividend equivalent rights entitling the grantee to receive credits for dividends that would be paid if the grantee had held a specified number of shares of common stock;

  •
  a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee;

  •
  a right to receive a number of shares, subject to the attainment of specified performance goals; and

  •
  performance and annual incentive awards, ultimately payable in stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to the achievement of specified performance goals tied to business criteria described below.

        Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year. However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

        The maximum number of shares subject to options that can be awarded under the Plan to any person is 2,000,000 per year. The maximum number of shares that can be awarded under the Plan to any person, other than pursuant to an option, is 400,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3,000,000.

        Business Criteria.    The Compensation Committee may use exclusively one or more of the following business criteria to establish performance goals for awards granted to "covered employees" as defined by Section 162(m) of the Internal Revenue Code:

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  total stockholder return;

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  such total stockholder return as compared to total return, on a comparable basis, of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

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  net income;

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  pretax earnings;

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  earnings before interest expense, taxes, depreciation and amortization;

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  pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

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  operating margin;

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  earnings per share;

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  return on equity;

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  return on capital;

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  return on investment;

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  operating earnings;

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  working capital;

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  ratio of debt to stockholders' equity; and

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  revenue.

        Effect of Certain Corporate Transactions.    Certain change of control transactions involving us, such as a sale of all or substantially all of our assets or stock, may cause awards granted under the Plan to vest, unless the awards are continued or substituted for by the surviving company in connection with the change of control transaction.

        Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

Federal Income Tax Consequences

        Incentive Stock Options.    The grant of an incentive option will not be a taxable event for the optionee or for Array. An optionee will not recognize taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Any gain realized upon a disposition of shares of stock received upon the exercise of an incentive stock option will be taxed as long-term capital gain if (1) the optionee holds the shares for at least two years after the date of grant and (2) for one year after the date of exercise. Upon exercise of an incentive stock option, Array will not be entitled to any business expense deduction, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of Array or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled or dies, the three-month period for exercise following termination of employment is extended to one year.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price but not in excess of the gain realized on the sale. The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income subject to Section 162(m) of the Internal Revenue Code summarized above.

        If an optionee exercises an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the optionee had acquired the shares being transferred upon the exercise of an incentive stock option and had not satisfied the holding period requirement summarized above. If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise, other than minimum taxable income as discussed above, and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received upon the exercise of an incentive stock option as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

        Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the optionee or Array. Upon exercising a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired upon the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares. The tax basis of the shares generally would equal the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

        If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualified options, no gain or loss will be recognized with respect to the shares surrendered regardless of whether the shares were acquired upon the exercise of a qualified option, and the optionee will be treated as receiving an equivalent number of shares upon the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received following the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

        If Array complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income.

        Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If Array complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state and local, foreign or estate and gift tax consequences that may arise in connection with participation in the Plan.

Amended and Restated Stock Option and Incentive Plan

        The following table sets forth information with respect to the grant of options during the year ended June 30, 2002 to: (a) the CEO and the four other most highly compensated executive officers named in this proxy statement, (b) all current executive officers as a group, (c) all non-employee directors as a group, and (d) all other employees as a group:

Name of Individual and Position or Identity of Group	Number of Shares Subject to Options Granted (#)(1)	Exercise Price ($)(2)
Robert E. Conway, Chief Executive Officer(3)	325,000	$10.75
Kevin Koch, Ph.D., President and Chief Scientific Officer(4)	227,300	9.15
David L. Snitman, Ph.D., Chief Operating Officer and Vice President, Business Development(4)	227,300	9.15
Anthony D. Piscopio, Ph.D., Vice President, Chemistry and Director of Process Chemistry(5)	137,682	9.12
R. Michael Carruthers, Chief Financial Officer(6)	104,500	9.10
All current executive officers as a group (6 persons)	1,071,782	9.73
All current directors who are not executive officers as a group (5 persons)(7)	150,000	13.65
All other employees as a group	1,438,700	9.37

(1)
See also the table below entitled Option Grants in Last Fiscal Year. Options granted to employees generally vest annually over a four-year period, and retention option grants are generally only granted every four years.

(2)
Represents the weighted average per share exercise price.

(3)
Includes an option grant of 300,000 shares granted upon renewal of Mr. Conway's employment agreement, which is net of the voluntary cancellation of 100,000 shares underlying this option grant, and a bonus stock option grant to purchase 25,000 shares which is fully vested.

(4)
Includes a retention option grant to purchase 200,000 shares and a bonus stock option grant to purchase 27,300 shares.

(5)
Includes a retention option grant to purchase 115,000 shares and a bonus stock option grant to purchase 22,682 shares.

(6)
Includes a retention option grant to purchase 85,000 shares and a bonus stock option grant to purchase 19,500 shares.

(7)
Option grants to directors generally vest annually over a three-year period. Does not include Dr. Overell, who is not an executive officer but is unable to accept equity or cash compensation for his services on our Board due to the policies of his employer.

Required Vote

        The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is required to approve the amendment to the Plan. Abstentions will have the same effect as a negative vote. Broker "non-votes" will not be counted for purposes of approving this proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE AMENDED AND RESTATED STOCK OPTION PLAN.

PROPOSALS 3 AND 4
AMENDMENTS TO ARRAY BIOPHARMA INC. EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors approved two amendments to the Array BioPharma Inc. Employee Stock Purchase Plan (the "ESPP") on September 12, 2002, subject to approval by the stockholders. The purpose of the amendments is:

          (1)  to increase the number of shares of common stock that may be issued pursuant to the ESPP from 800,000 shares to an aggregate of 1,200,000 shares and

          (2)  to remove a restriction in the ESPP that prohibits employees whose customary employment is less than 20 hours per week from participating in the ESPP.

        The ESPP is intended to benefit Array and our stockholders by motivating our employees to contribute to the growth and success of our operations and encouraging them to remain employed by us by giving them the opportunity to purchase our common stock at a discount through payroll deductions. Highly qualified employees are critical to our success and to our ability to achieve our strategic goals. We believe that equity incentives are essential for us to remain competitive in the marketplace for qualified personnel and that the ESPP is an important ingredient in our equity compensation offerings.

        As of August 31, 2002, there were 451,474 shares of common stock authorized and available for future issuance under the ESPP. We expect our headcount to continue to grow and that participation in the ESPP will increase. Accordingly, the Board of Directors believes this number is insufficient to meet our needs and that an increase in the number of shares available for issuance under the ESPP is necessary to enable us to continue to attract, motivate and retain key employees. We also believe that part-time employees are important to our success and expect that they will continue to play a significant role at Array. In approving the amendment to the eligibility requirements under the ESPP, the Board of Directors considered the need for greater flexibility in attracting, motivating and retaining part-time employees through participation in the ESPP.

        As of August 31, 2002, there were 208 employees participating in the ESPP. Because participation in the ESPP is subject to the discretion of each eligible employee and the amounts received by participants under the ESPP are subject to the fair market value of our common stock on future dates, the benefits or amounts that will be received by any participant or groups of participants if the ESPP is approved are not currently determinable. As of August 31, 2002, there were five executive officers and 234 other employees of Array who were eligible to participate in the ESPP.

        We intend to register the additional 400,000 shares in a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving stockholder approval.

        The summary of the material provisions of the ESPP set forth below is qualified in its entirety by the complete text of the ESPP, a copy of which is attached as Appendix B to this Proxy Statement.

Summary of Material Provisions of the ESPP

        Our Board of Directors adopted and our stockholders approved the ESPP in September 2000, effective upon the closing of our initial public offering in November 2000. The ESPP permits eligible employees to elect to have a portion of their pay deducted by us to purchase shares of our common stock at a discount. The Compensation Committee determines the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of common stock. This period is known as the offering period. Within a single offering period, we permit periodic purchases of stock, known as purchase periods. The current offering period, which ends December 31, 2002, is a two-year period, and following December 31, 2002, the offering periods will be six-month periods. The purchase periods are currently three-month periods. The Compensation Committee may modify the duration of the offering periods and the purchase periods in the future.

        Administration.    The ESPP is administered by the Compensation Committee. The Compensation Committee has the authority to interpret the ESPP, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the ESPP. All of the Compensation Committee's determinations will be final and binding.

        Shares Subject to the ESPP.    Currently, we have reserved 800,000 shares of common stock for issuance under our ESPP. Our stockholders are being asked to approve at this annual meeting an increase in this number to an aggregate of 1,200,000 shares. If there is any increase or decrease in the number of shares of common stock without receipt of consideration by Array (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the ESPP.

        Eligibility.    All of our employees whose customary employment is more than 20 hours per week and for more than five months in any calendar year will be eligible to participate in this plan, provided that any employee who would own 5% or more of the total combined voting power or value of our common stock immediately after any grant is not eligible to participate. An employee must be employed on the last day of the purchase period in order to acquire stock under the ESPP, unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence. At this annual meeting, our stockholders are being asked to approve an amendment to the ESPP removing the requirement that employees customarily work more than 20 hours per week in order to be eligible to participate in the ESPP.

        Participation Election.    An eligible employee may become a participant in the ESPP by completing an election to participate in the ESPP on a form we provide and submitting that form to our payroll department. The form authorizes us to have deductions, not to exceed 15% of pay, made from pay on each payday following enrollment in the ESPP. The deductions or contributions are credited to the employee's account under the ESPP. An employee may not during any purchase period increase his or her percentage of payroll deduction or contribution for that purchase period, nor may an employee withdraw any contributed funds other than by terminating participation in the ESPP (as described below). A participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next purchase period, by delivering to Array a new form regarding election to participate in the ESPP. A participating employee may terminate payroll deductions or contributions at any time.

        Purchase Price.    Rights to purchase shares of our common stock are deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the Compensation Committee. The Purchase Price for a purchase period may not be less than 85% of the fair market value of our common stock on (i) the first trading day of the offering period or (ii) the day on which the shares are purchased (the "Purchase Date"), whichever is lower.

        Purchase Limit.    No employee may purchase common stock in any calendar year under the ESPP, and all other "employee stock purchase plans" of Array and any parent or subsidiary, having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period.

        Purchase of Common Stock.    On the Purchase Date, a participating employee is credited with the number of whole shares of common stock purchased under the ESPP for such period. Common stock purchased under the ESPP is held by a broker we designate. We may require shares be retained with such broker for a designated period of time, and may impose a holding period requirement of up to twelve months from the Purchase Date for shares of common stock purchased by participating employees under the ESPP. We may also establish procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares.

        If in any purchase or offering period the number of unsold shares that may be made available for purchase under the ESPP is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds remaining in a participating employee's account will be refunded.

        Termination of Participation.    A participating employee will be refunded all monies in his or her account, and his or her participation in the ESPP will be terminated, if, prior to the Purchase Date: (i) the employee ceases to be eligible to participate in the ESPP, (ii) the Board of Directors terminates the ESPP (provided, that, termination of the ESPP will not impair the vested rights of the participant), or (iii) the participating employee leaves the employ of Array, other than by retirement, or is discharged for cause.

        If a participating employee terminates participation in the ESPP because of his or her retirement or death, or because of an involuntary termination of employment without cause, the employee (or his or her representative in the event of death) can choose to either: (i) purchase common stock on the Purchase Date with the amounts then accumulated in his or her account or (ii) have all monies in his or her account refunded.

        Lay-off, Authorized Leave of Absence or Disability.    During any period of absence of the employee from work due to lay-off, authorized leave of absence or disability, the employee can elect (i) to have payroll deductions suspended or (ii) to make periodic payments to the ESPP in cash. If the participating employee returns to active service prior to the Purchase Date, the employee's payroll deductions will be resumed. If the employee did not make periodic cash payments during the employee's period of absence, the employee may elect to either: (x) make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment; (y) not to make up the deficiency in his or her account, in which event the number of shares to be purchased by the employee will be reduced to the number of whole shares which may be purchased with the amount, if any, credited to the employee's account on the Purchase Date; or (z) withdraw the amount in the employee's account and terminate the employee's option to purchase. If a participating employee's period of lay-off, authorized leave of absence or disability terminates on or before the Purchase Date, and the employee has not resumed active employment with Array or a participating affiliate, the employee will receive a distribution of his or her account.

        Assignment.    No participating employee may assign his or her rights to purchase shares of common stock under the ESPP, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of common stock under the ESPP may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

        Amendment of Plan.    The Board of Directors may, at any time, amend the ESPP in any respect; provided, however, that without approval of our stockholders, no amendment shall be made (i) increasing the number of shares that may be made available for purchase under the ESPP or (ii) changing the eligibility requirements for participating in the ESPP. No amendment may be made to the ESPP that impairs the vested rights of participating employees.

        Termination of Plan.    The Board of Directors may terminate the ESPP at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the ESPP shall, without further action of the Board of Directors, terminate at the earlier of (i) September 2010 and (ii) such time as all shares of common stock that may be made available for purchase under the ESPP have been issued.

        Reorganizations.    Upon a reorganization in which we are not the surviving corporation or a sale of assets or stock, the ESPP and all rights outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the ESPP, or for the substitution of the rights under the ESPP with rights covering the stock of the successor corporation.

        No Employment Rights.    Neither the ESPP nor any right to purchase common stock under the ESPP confers upon any employee any right to continued employment with Array or a participating affiliate.

Federal Income Tax Consequences

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the ESPP are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase common stock (on the first day of an offering period) or when the right to purchase common stock is exercised (on the last day of the purchase period).

        If the participating employee holds the common stock purchased under the ESPP for at least two years after the first day of the offering period in which the common stock was acquired (the "Grant Date") and for at least one year after the common stock is purchased, when the participating employee disposes of the common stock, he or she will recognize as ordinary income an amount equal to the lesser of:

            (i)  the excess of the fair market value of the common stock on the date of disposition over the price paid for the common stock; or

          (ii)  the fair market value of the common stock on the Grant Date multiplied by the discount percentage for stock purchases under the ESPP. The discount percentage is generally 15%, although we may use a lesser discount percentage, including a zero discount percentage.

        If the participating employee disposes of the common stock within two years after the Grant Date or within one year after the common stock is purchased, he or she will recognize ordinary income equal to the fair market value of the common stock on the last day of the purchase period in which the common stock was acquired less the amount paid for the common stock. The ordinary income recognition pertains to any disposition of common stock acquired under the ESPP (such as by sale, exchange or gift).

        Upon disposition of the common stock acquired under the ESPP, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the common stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the common stock for at least one year. Otherwise, the capital gain or loss will be short-term.

        If the participating employee satisfies the two-year holding period for common stock purchased under the ESPP, we will not receive any deduction for federal income tax purposes with respect to that common stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, we will be entitled to a deduction in any amount equal to the amount that is considered ordinary income. Otherwise, the ESPP has no tax effect on Array.

        The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state and local, foreign or estate and gift tax consequences that may arise in connection with participation in the ESPP.

Plan Benefits Under Array BioPharma Inc. Employee Stock Purchase Plan

        The following table sets forth, as to the CEO and the four other most highly compensated executive officers named in this proxy statement, all current executive officers as a group and all other employees who participated in the ESPP: (a) the number of shares of common stock purchased under the ESPP during the year ended June 30, 2002, and (b) the dollar value of the benefit, which is calculated as the fair market value per share of the common stock on the date of purchase, minus the purchase price per share of common stock under the ESPP:

Name of Individual and Position or Identity of Group	Number of Shares Purchased (#)	Dollar Value of Benefit ($)
Robert E. Conway, Chief Executive Officer	583	$4,128
Kevin Koch, Ph.D., President and Chief Scientific Officer	6,074	44,492
David L. Snitman, Ph.D., Chief Operating Officer and Vice President, Business Development(1)	—	—
Anthony D. Piscopio, Ph.D., Vice President, Chemistry and Director of Process Chemistry	2,966	19,926
R. Michael Carruthers, Chief Financial Officer	1,795	12,080
All current executive officers as a group (5 persons)(1)	11,418	80,626
All other employees as a group	247,348	1,615,861

(1)
Dr. Snitman is not eligible to participate in the ESPP as a beneficial owner of more than 5% of our outstanding common stock.

Required Vote

        The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is required to approve the amendments to the ESPP. Abstentions will have the same effect as a negative vote. Broker "non-votes" will not be counted for purposes of approving proposals 3 and 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE IN FAVOR OF BOTH AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN
CONTAINED IN PROPOSALS 3 AND 4.

PROPOSAL 5
RATIFICATION OF INDEPENDENT AUDITORS

        We are asking the stockholders to ratify the Board of Directors' selection of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2003.

        If the stockholders fail to ratify the selection, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors feels that such a change would be in the best interests of Array and our stockholders.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JUNE 30, 2003.

AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors in fiscal year 2002 consisted of Kirby Cramer, Francis Bullock, Ph.D., and John Zabriskie, Ph.D., each of whom are independent directors as defined in Rule 4200(a)(15) of The Nasdaq Marketplace Rules. The Audit Committee's responsibilities are described in a written charter adopted by our Board of Directors, which was attached as an appendix to our Proxy Statement filed in connection with our 2001 annual meeting. This report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filings.

        The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2002 with our management and with our independent auditors, Ernst & Young LLP. In addition, the Audit Committee discussed with Ernst & Young the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee also discussed with Ernst & Young the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of the non-audit services provided by the auditors with the auditors' independence.

        We paid the following fees to Ernst & Young for the fiscal year ended June 30, 2002:

  Audit Fees

          The aggregate fees for professional services rendered for the audit of the annual financial statements for the fiscal year ended June 30, 2002 and the reviews of the financial statements included in quarterly financial statements filed on Forms 10-Q for the fiscal year ended June 30, 2002 were $93,103.

  Financial Information Systems Design and Implementation Fees

          No fees were billed by Ernst & Young for financial information systems design and implementation services.

  All Other Fees

          The aggregate fees billed for services rendered by Ernst & Young, other than the fees discussed in the foregoing paragraphs, were $89,647, of which $81,710 related to our secondary offering on form S-3 and $7,937 related to other tax and accounting services.

        Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the second paragraph of this report, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2002 be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

Respectfully submitted,
Audit Committee
Kirby L. Cramer Francis J. Bullock, Ph.D. John D. Zabriskie, Ph.D.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2002, by:

  •
  each of our named executive officers;

  •
  each of our directors;

  •
  all of our directors and executive officers as a group; and

  •
  each person (or group of affiliated persons) known by us to beneficially own more than 5% of our outstanding common stock.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(a)
Named Executive Officers
Robert E. Conway(b)	795,870	2.8%
Kevin Koch, Ph.D.(c)	792,047	2.9
David L. Snitman, Ph.D.(d)	1,581,325	5.7
Anthony D. Piscopio, Ph.D.(e)	745,162	2.7
R. Michael Carruthers(f)	152,307	*
Directors
Kyle Lefkoff(g)	99,605	*
Francis J. Bullock, Ph.D.(h)	40,000	*
Marvin H. Caruthers, Ph.D.(i)	450,884	1.6
Kirby L. Cramer	—	*
Robert W. Overell, Ph.D.(j)	2,121,113	7.7
John D. Zabriskie, Ph.D.(k)	50,000	*
All directors and executive officers as a group (12 persons)(l)	6,828,313	24.0
Five Percent Shareholders
Arch Venture Fund III, L.P.(m)	1,711,024	6.2
Kopp Investment Advisors, Inc.(n)	2,705,325	9.8
Frazier Healthcare II, L.P.(o)	2,121,113	7.7

*
Less than 1%.

(a)
Unless otherwise indicated, each person has sole voting and investment power with respect to shares shown as beneficially owned by such person. For purposes of calculating the number and percentage of shares beneficially owned, the number of shares of common stock deemed outstanding consists of 27,545,100 shares outstanding on August 31, 2002, plus the number of shares of common stock underlying stock options held by the named person that are exercisable as of October 30, 2002. Except as otherwise specified below, the address of each of the beneficial owners identified is 3200 Walnut Street, Boulder, Colorado 80301.

(b)
Includes 20,000 shares held in uniform gift to minor accounts for the benefit of Mr. Conway's children and options to purchase 585,000 shares of common stock that are exercisable within 60 days of August 31, 2002.

(c)
Includes options to purchase 45,124 shares of common stock that are exercisable within 60 days of August 31, 2002, 99,000 shares held in trust for the benefit of Dr. Koch's minor children, and the following shares held by Dr. Koch's spouse: options to purchase 3,833 shares of common stock that are exercisable within 60 days of August 31, 2002 and 32,930 shares of common stock.

(d)
Includes options to purchase 57,314 shares of common stock that are exercisable within 60 days of August 31, 2002 and 100,000 shares of common stock held in trust for the benefit of Dr. Snitman's children.

(e)
Includes options to purchase 49,034 shares of common stock that are exercisable within 60 days of August 31, 2002.

(f)
Includes options to purchase 67,320 shares of common stock that are exercisable within 60 days of August 31, 2002.

(g)
The address of Mr. Lefkoff is 1941 Pearl Street, Boulder, Colorado 80302.

(h)
Includes options to purchase 30,000 shares of common stock that are exercisable within 60 days of August 31, 2002.

(i)
All shares of stock are held by The Caruthers Family, LLC, of which Dr. Caruthers is the manager and a member. Dr. Caruthers disclaims beneficial ownership in these shares except to the extent of his pecuniary interest in such shares.

(j)
Includes 2,121,113 shares of common stock held by Frazier Healthcare II, L.P. The general partner of Frazier Healthcare II, L.P. is FHMII, L.L.C., and the managing member of FHMII, L.L.C. is Frazier Management, L.L.C. Dr. Overell is a member of Frazier Management, L.L.C., and he shares voting and dispositive power in these shares. Dr. Overell disclaims beneficial ownership in these shares except to the extent of his pecuniary interest in such shares.

(k)
Includes options to purchase 20,000 shares of common stock that are exercisable within 60 days of August 31, 2002.

(l)
Includes options to purchase 857,625 shares of common stock that are exercisable within 60 days of August 31, 2002.

(m)
The general partner of ARCH Venture Fund II, L.P. is Arch Venture Partners, LLC. Steven Lazarus, Robert Nelson, Keith Crandell and Clinton Bybee are each mangers of Arch Venture Partners, LLC and share voting and dispositive power in these shares. Messrs. Lazarus, Nelsen, Crandell and Bybee disclaim beneficial ownership in these shares except to the extent of their respective pecuniary interest in such shares. The business address of ARCH Venture Fund II, L.P. is 8725 West Higgens Road, Suite 290, Chicago, IL 60631.

(n)
Includes 5,000 shares of common stock held directly by Kopp Investment Advisors, Inc. ("KIA"), 666,900 shares of common stock held directly by Kopp Emerging Growth Fund, and 2,533,425 shares held in a fiduciary or representative capacity for other persons over which KIA shares dispositive power. Also includes 100,000 shares of common stock held directly by LeRoy Kopp. Solely for purposes of the reporting requirements of the Exchange Act of 1934, the shares not held directly by KIA may be deemed to be beneficially owned by KIA; however, KIA expressly disclaims beneficial ownership of them. KIA is an investment advisor of Kopp Emerging Growth Fund and wholly-owned by Kopp Holding Company, and Kopp Holding Company is wholly-owned by LeRoy Kopp. The address of KIA is 7701 France Avenue South, Suite 500, Edina, MN 55435.

(o)
The general partner of Frazier Healthcare II, L.P. is FHMII, L.L.C., and the managing member of FHMII, L.L.C. is Frazier Management, L.L.C. Dr. Overell, one of our directors, Fred E. Silverstein, Alan Frazier, Nadar Naini and Jon Gilbert are each directly or indirectly members of Frazier Management, L.L.C. and share voting and dispositive power for these shares. Dr. Overell, Dr. Silverstein and Messrs. Frazier, Naini and Gilbert disclaim beneficial ownership in these shares except to the extent of their respective pecuniary interest in such shares. The business address of Frazier Healthcare II, L.P. is 601 Union Street, Suite 3300, Seattle, WA 98101.

EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES

        The table below shows the names, ages and positions of our executive officers and other key employees as of August 31, 2002.

Name	Age	Position
Robert E. Conway	48	Chief Executive Officer
Kevin Koch, Ph.D.	42	President and Chief Scientific Officer
David L. Snitman, Ph.D.	50	Chief Operating Officer and Vice President, Business Development
R. Michael Carruthers	44	Chief Financial Officer and Secretary
John R. Moore	38	Vice President, General Counsel
Anthony D. Piscopio, Ph.D.	40	Vice President, Chemistry and Director, Process Chemistry
John A. Josey, Ph.D.	41	Senior Director, Lead Generation
Laurence E. Burgess, Ph.D.	40	Senior Director, Medicinal Chemistry and Lead Optimization
Steven A. Boyd, Ph.D.	45	Director, Medicinal Chemistry
James P. Rizzi, Ph.D.	46	Director, Computational Technology
James D. Winkler, Ph.D.	47	Director, Discovery Biology

        Please see "PROPOSAL 1 ELECTION OF DIRECTORS—Board of Directors" above for the biographies of Mr. Conway, Dr. Koch and Dr. Snitman.

        R. Michael Carruthers has served as our Chief Financial Officer and Secretary since December 1998. Prior to joining us, Mr. Carruthers was Chief Financial Officer from October 1993 until December 1998 of Sievers Instrument, Inc. From May 1989 until October 1993, Mr. Carruthers was the treasurer and controller for the Waukesha division of Dover Corporation. Mr. Carruthers is a Certified Public Accountant and was previously employed as an accountant with Coopers & Lybrand, LLP. Mr. Carruthers received a B.S. in accounting from the University of Colorado and an M.B.A. from the University of Chicago.

        John R. Moore has served as our Vice President and General Counsel since May 1, 2002. Prior to joining us, Mr. Moore was an associate for three years with the law firm of Wilson Sonsini Goodrich & Rosati where he negotiated transactions involving technology, intellectual property and products. From September 1992 to July 1996, and August 1996 to June 1999, Mr. Moore was an associate with the law firms of Kenyon & Kenyon and Arnold White & Durkee, respectively, where he focused on intellectual property matters. Mr. Moore received a J.D. from the University of North Carolina at Chapel Hill School of Law, a M.S. in Biochemistry from the University of Illinois at Urbana-Champaign and a B.S. in Chemistry from the University of North Carolina at Chapel Hill.

        Anthony D. Piscopio, Ph.D. has served as our Vice President, Chemistry and Director of Process Chemistry since May 1998. Prior to joining us, Dr. Piscopio had been employed by Amgen Inc. since June 1995 in various capacities, including as a founder of Amgen's small molecule drug discovery program. While at Amgen, Dr. Piscopio worked in the area of protease inhibition and pioneered novel high-speed synthesis methodologies for the preparation of B-turn mimetics and other heterocyclic classes. From August 1992 until June 1995, Dr. Piscopio was employed with Pfizer, Inc.'s Inflammation Group and worked in the areas of G-protein coupled receptor modulation and computer-assisted design of protease inhibitors. Dr. Piscopio received a B.A. in chemistry from West Virginia University and a Ph.D. in synthetic organic chemistry from the University of Wisconsin-Madison, and completed his postdoctoral fellowship at the Scripps Research Institute in La Jolla, California as a National Institutes of Health Postdoctoral Fellow.

        John A. Josey, Ph.D. has served as our Senior Director of Lead Generation since May 1998. Prior to joining us, Dr. Josey had been employed by Amgen Inc. since September 1995 in the New Leads/Combinatoral Chemistry Group of Amgen's small molecule drug discovery program. From August 1991 until September 1995, Dr. Josey was a research investigator in the Medicinal Chemistry Department of Glaxo Research Institute. Dr. Josey received a B.S. in chemistry from Colorado State University and a Ph.D. in organic chemistry from the University of Texas at Austin, and was a Damon Runyon-Walter Winchell Fellow at the California Institute of Technology.

        Laurence E. Burgess, Ph.D. has served as our Senior Director of Medicinal Chemistry and Lead Optimization since May 1998. Prior to joining us, Dr. Burgess had been employed by Amgen Inc. since August 1995 in various capacities, including as a project leader in its small molecule drug discovery research program in the areas of respiratory and allergic disease. From February 1992 until August 1995, Dr. Burgess was employed by Pfizer Central Research working in the areas of inflammation and immunology. Dr. Burgess received a B.S. in chemistry from the Georgia Institute of Technology and a Ph.D. from the University of Texas, and completed his postdoctoral research at Colorado State University.

        Steven A. Boyd, Ph.D. has served as our Director of Medicinal Chemistry since October 2000. Prior to joining us, Dr. Boyd previously was Senior Group Leader in the Pharmaceutical Products Division of Abbott Laboratories, where his research areas included drug discovery in cardiovascular, inflammatory, immunological, and metabolic diseases. Dr. Boyd received a B.A. in chemistry from the University of Oregon Honors College and a Ph.D. in organic chemistry from the University of California, Los Angeles. He was a National Cancer Institute post-doctoral fellow at the University of Wisconsin.

        James P. Rizzi, Ph.D. has served as our Director of Computational Technology since February 2001. Prior to joining us, Dr. Rizzi served as Senior Director of Business Development for Tripos Inc. from May 1999 to February 2001. Dr. Rizzi was Head of Chemistry and Structural Biology for Source Pharmaceuticals from May 1998 to May 1999, and was a Lab Head at Amgen, Boulder in charge of computational chemistry from October 1995 to May 1998. From July 1981 to September 1995, Dr. Rizzi was at Pfizer Central Research where his early career focused on medicinal chemistry in the fields of diabetes and immunology. In September 1989, he joined the computational chemistry group at Pfizer. His responsibilities included support of the CNS, inflammation, immunology and infectious disease areas. Dr. Rizzi received a B.S. degree in chemistry from Hofstra University and a Ph.D. in synthetic chemistry from the University of Rochester.

        James D. Winkler, Ph.D. has served as our Director of Discovery Biology since May 2002. Prior to joining us, Dr. Winkler spent 15 years at GlaxoSmithKline (GSK), most recently serving as associate director in their department of Oncology Research. Dr. Winkler focused on tumor cell biology in vivo models within specific areas including angiogenisis, cell cycle regulation, apoptosis, antibody-directed therapy and novel target discovery. Over the last four years, Dr. Winkler helped build GSK's Oncology Research team to more than twice its original size, with a robust development pipeline and a diverse discovery portfolio. Prior to his oncology position, Dr. Winkler held various positions at GSK, including assistant director of Immunopharmacology. He is the author or co-author of 75 scientific articles and inventor on several patents. Dr. Winkler received a Ph.D. in Pharmacology from the Medical College of Pennsylvania and a B.A. in Biochemistry from Princeton University.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth compensation paid to or earned by our Chief Executive Officer and each of our four most highly compensated executive officers who were serving as executive officers as of June 30, 2002. We refer to all these individuals as the named executive officers.

					Long-Term Compensation Awards
		Annual Compensation
					Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)				All Other Compensation ($)
Robert E. Conway Chief Executive Officer	2002 2001 2000	$266,667 225,000 141,477	$	— — 60,000	325,000 — 800,000	(3)	$3,900 34,778 78,458	(2) (1) (1)
Kevin Koch, Ph.D. President and Chief Scientific Officer	2002 2001 2000	208,333 175,000 160,500		— — —	227,300 33,789 58,125	(4)	3,817 3,208 —	(2) (2)
David L. Snitman, Ph.D. Chief Operating Officer and Vice President, Business Development	2002 2001 2000	198,333 175,000 160,500		— — —	227,300 33,789 58,125	(4)	3,717 2,040 —	(2) (2)
Anthony D. Piscopio, Ph.D. Vice President, Chemistry and Director, Process Chemistry	2002 2001 2000	165,000 145,400 139,800		— — —	137,682 29,432 50,432	(4)	2,900 2,454 —	(2) (2)
R. Michael Carruthers Chief Financial Officer and Secretary	2002 2001 2000	145,000 125,000 112,300		— — —	104,500 23,642 41,250	(4)	2,375 2,083 —	(2) (2)

(1)
Consists of reimbursement for relocation expenses in fiscal year 2000, and reimbursement of $30,934 for taxes paid by Mr. Conway associated with such relocation expenses and employer match under our defined contribution plan of $3,844 in fiscal year 2001.

(2)
Consists of employer match under our defined contribution plan.

(3)
Includes 300,000 shares granted upon renewal of Mr. Conway's employment agreement, net of the voluntary cancellation of 100,000 shares underlying this option grant.

(4)
Includes a retention option grant, which are generally granted once every four years to our employees, and a bonus stock option grant.

Option Grants in Last Fiscal Year

        The following table shows information relating to options to purchase common stock granted to the named executive officers during the year ended June 30, 2002:

	Individual Grants
			Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Options Granted(1)					Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term(3)
Name				Exercise Price ($/Sh)	Expiration Date
						5%	10%
Robert E. Conway	25,000 300,000	(4) (5)	1.0 12.0%	$9.00 10.90	08/06/11 11/20/11	$141,501 2,056,485	$358,592 5,211,538
Kevin Koch, Ph.D.	27,300 200,000	(6)	1.1 8.0	8.60 9.22	07/02/11 04/29/12	147,652 1,159,682	374,179 2,938,861
David L. Snitman, Ph.D.	27,300 200,000	(6)	1.1 8.0	8.60 9.22	07/02/11 04/29/12	147,652 1,159,682	374,179 2,938,861
Anthony D. Piscopio, Ph.D	22,682 115,000	(6)	0.9 4.6	8.60 9.22	07/02/11 04/29/12	122,675 666,817	310,884 1,689,845
R. Michael Carruthers	19,500 85,000	(6)	0.8 3.4	8.60 9.22	07/02/11 04/29/12	105,466 492,865	267,271 1,249,016

(1)
Unless otherwise indicated, all options described in the table above become exercisable in four equal annual installments beginning on the date of grant and have a term of ten years from the date of grant.

(2)
Based on options to purchase an aggregate of 2,510,482 shares of common stock granted to our employees in the fiscal year ended June 30, 2002.

(3)
Potential realizable values are computed by multiplying: (1) the difference between the (i) the product of the per share market price at the time of grant and the sum of one plus the assumed stock price appreciation rate compounded annually over the term of the option, and (ii) the per-share exercise price of the option; and (2) the number of securities underlying the option grant as of June 30, 2002. The 5% and 10% assumed annual rates of stock appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

(4)
Options vested fully upon grant.

(5)
Includes 300,000 shares granted upon renewal of Mr. Conway's employment agreement, net of the voluntary cancellation of 100,000 shares underlying this option grant.

(6)
Options issued as retention grants, which are generally issued once every four years to employees.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table shows information concerning options held by the named executive officers at June 30, 2002.

			Number of Securities Underlying Unexercised Options at June 30, 2002 (#)
	Shares Acquired on Exercise (#)				Value of Unexercised In-the-Money Options at June 30, 2002 ($)(2)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert E. Conway(3)	—	$—	585,000	300,000	$5,078,400	$0
Kevin Koch, Ph.D.	—	—	30,640	260,642	284,058	419,550
David L. Snitman, Ph.D.	—	—	42,830	260,642	396,907	419,550
Anthony D. Piscopio, Ph.D.	—	—	36,692	166,724	340,165	339,434
R. Michael Carruthers	10,000	99,550	50,371	137,988	470,144	366,440

(1)
The value realized upon exercise of stock options has been calculated based on the fair market value of our common stock on the respective exercise dates, minus the respective exercise prices for the options. This calculation does not necessarily indicate that the optionee sold stock on that date and at that price, or at all.

(2)
The value of unexercised in-the-money options has been calculated based on the closing price of $9.64 per share of common stock on June 28, 2002, as reported on The Nasdaq National Market, less the applicable exercise price per share, multiplied by the number of shares underlying these options.

(3)
Does not include 100,000 shares underlying options granted to Mr. Conway on November 20, 2001 that were voluntarily cancelled in April 2002.

Equity Compensation Plan Information

        The following table provides information as of June 30, 2002 about the shares of common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans, which include the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan and the Array BioPharma Inc. Employee Stock Purchase Plan. The table does not reflect amendments which have not yet been approved by the stockholders increasing the authorized shares for issuance under each of these plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- Average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (b))
Equity compensation plans approved by stockholders:
Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan:	5,475,449	$5.57	743,468
Array BioPharma Inc. Employee Stock Purchase Plan:	348,526	4.97	451,474
Equity compensation plans not approved by stockholders	0	—	—

Total	5,823,975	$5.53	1,194,942

Employment Agreements

        Robert E. Conway.    Effective November 15, 2001, we entered into an employment agreement with Mr. Conway to serve as our Chief Executive Officer. The agreement was entered into at the end of the term of Mr. Conway's prior employment agreement with us, is for an initial term of four years and may be renewed for additional one-year terms. Either party may terminate the agreement for any reason upon 30 days' prior notice to the other party during the initial term or any additional term. Under the agreement, we will pay Mr. Conway an annual salary of $275,000, subject to subsequent adjustment at the discretion of the Board of Directors. In addition, we granted to Mr. Conway options to purchase 400,000 shares of our common stock in November 2001. In April 2002, Mr. Conway elected to cancel 100,000 of these shares, which were returned to the option pool for future grant. The options vest in equal annual installments over a four-year period, subject to his continued employment. If Mr. Conway terminates his employment agreement, he would be entitled to exercise any vested options during the 90-day period following such termination. Mr. Conway is also eligible to receive a cash and/or equity performance bonus each fiscal year based on a percentage of his base salary if he meets performance criteria established by our Board of Directors. We also agreed to reimburse Mr. Conway for reasonable out-of-pocket expenses he incurred in connection with his performance of services under this agreement.

        If Mr. Conway's employment is terminated as a result of his disability or by us without cause, we agreed to pay him a severance payment equal to one year of his base salary in equal monthly installments and he would be entitled to receive, pro-rated to the date of termination, any cash and/or equity performance bonus he would have received for that year. If Mr. Conway's employment is terminated following certain changes in control of our company, we agreed to pay him severance equal to two years of his base salary in equal monthly installments. All options granted to Mr. Conway under the agreement would become fully vested upon certain changes in control of our company. Mr. Conway agreed to execute a release acceptable to us in consideration for our severance obligations under the agreement. If Mr. Conway terminates his employment without cause or if we terminate his employment for cause, he will not receive any severance payments, performance bonus or acceleration of any of his options granted to him under the agreement. Mr. Conway is also subject to a non-compete agreement in which he agreed during the term of his employment and for the two years thereafter not to engage in any competing activities in the United States or within a 50-mile radius of any area where we are doing business and not to recruit or solicit any of our employees or customers.

        Other Executive Officers.    Effective September 1, 2000, we entered into employment agreements with Dr. Koch, Dr. Snitman, Dr. Piscopio and Mr. Carruthers and effective as of March 4, 2002, we entered into an employment agreement with Mr. Moore. These agreements are for an initial term of two years and may then be renewed for additional one-year terms. In September 2002, we renewed the employment agreements with Dr. Koch, Dr. Snitman, Dr. Piscopio and Mr. Carruthers for additional two-year terms. Either party may terminate for any reason upon 30 days' prior notice to the other. Under these agreements we will pay the employees annual salaries ranging from $165,000 to $240,000, subject to subsequent adjustment. If the employee is terminated as a result of disability or by us without cause, including a reduction in the employee's salary, we have agreed to pay the employee a severance payment equal to the greater of one year, or the remaining term, of his then-current base salary in equal monthly installments and to cause any unvested options to vest. Upon a change of control of the company, 75% of such employee's outstanding options will vest and the remaining 25% of such options will vest one year later, if the employee is still working for us. If an employee decides to terminate his employment following a change of control, he would be entitled to receive the same severance payments described above as if his employment were terminated by us without cause. Each of these employees is also subject to a non-compete agreement in which he has agreed for a period of two years following his termination not to engage in any competing activities within a 50-mile radius of any area where we are doing business and not to recruit or solicit any of our employees or customers.

Retirement Savings Plan

        We maintain a 401(k) savings plan that is intended to be a qualified retirement plan under the Internal Revenue Code. Generally, all of our employees, excluding leased and intern employees, are eligible to participate in the plan. They may enter the plan at the first calendar quarter following their original employment date; at this point participants may make salary deferral contributions to the savings plan, subject to the limitations imposed by the Internal Revenue Code. Currently, Array matches 50% of the first 4% of each participant's semi-monthly contribution. In addition, Array may make annual discretionary profit sharing contributions in an amount to be determined at the plan year-end by the Board of Directors. Participants' contributions may be invested in any of several investment alternatives. Participants become vested in our contributions according to a graduated vesting schedule based upon length of service with us.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors has prepared the following report on Array's policies with respect to the compensation of executive officers for the fiscal year ended June 30, 2002. This report, as well as the performance graph on page 30, are not soliciting materials, are not deemed filed with the SEC and are not incorporated by reference in any filing of Array under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

        The Compensation Committee is authorized to determine the compensation of Array's executive officers and administer Array's various incentive compensation, stock and benefit plans, and works closely with the Board of Directors in carrying out its duties. No current member of the Compensation Committee is or has been an employee of Array. During fiscal year 2002, the Compensation Committee consisted of Kyle Lefkoff, Francis J. Bullock, Ph.D. and Robert W. Overell, Ph.D. The Compensation Committee's responsibilities are described in a written charter, which was attached as an appendix to our Proxy Statement filed in connection with our 2001 annual meeting.

Compensation Policies Toward Executive Officers

        Overview.    Array's compensation policies are designed to attract, motivate and retain experienced and qualified executives and support the attainment of Array's strategic objectives. To achieve these goals, the Compensation Committee seeks to provide industry competitive salaries, bonuses either in cash or in stock options based on the achievement of certain annual operational and financial objectives and on individual merit, and stock option grants to executives when they are hired.

        In setting compensation, the Compensation Committee considers individual contribution, teamwork and performance level as well as the executive's total compensation package, including insurance and other benefits. The Committee does not rely exclusively on quantitative methods to set compensation. In determining the compensation of executive officers in fiscal year 2002, the Compensation Committee was advised by an independent executive compensation consulting firm.

        Base Salaries.    Base salaries are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent. The Compensation Committee annually reviews and adjusts base salaries of executive officers based upon, among other things, individual performance, responsibilities and the evaluation of the Chief Executive Officer. The Compensation Committee does not assign specific weights to any particular factors affecting base salary levels.

        Bonuses.    Executive officers, including the Chief Executive Officer, are eligible for annual cash and/or stock option bonuses equal to a varying percentage of their base salary, based on both corporate and individual performance targets established annually by the Board of Directors. The annual bonus amount is based on objective financial targets that include revenues, profits, new orders and collaborations, and on operational goals related to staffing, facilities, internal programs and other factors relating to individual merit.

        Stock Options.    The Compensation Committee and the Board of Directors believe that grants of stock options to Array's executives provide meaningful long-term incentives that increase stockholder value and are critical in attracting and retaining skilled executive personnel. The Compensation Committee generally grants options to new executive officers and other key employees when they are hired by Array and annually reviews making additional grants to executives and employees either as bonus awards or as awards aimed at retaining key employees. Options generally have an exercise price equal to the fair market value on the grant date, vest over a period of four years and expire ten years after grant. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create long-term value for Array's stockholders through appreciation of our stock price.

        Other.    Array has adopted a contributory retirement plan, or 401(k) plan, for all regular employees. Participants may contribute up to 60% of pretax compensation, subject to certain limitations. Currently, Array matches 50% of the first 4% of each participant's semi-monthly contribution, and this contribution vests according to a graduated vesting schedule based upon length of service with us. In addition, Array may make annual discretionary profit sharing contributions in an amount to be determined at the plan year-end by the Board of Directors.

        The Compensation Committee also administers Array's Employee Stock Purchase Plan, referred to as the ESPP. The ESPP gives substantially all regular employees an opportunity to purchase shares of common stock through payroll deductions of up to 15% of eligible compensation, not to exceed $25,000 of fair value annually. Participant account balances are used to purchase stock at the lesser of 85% of the fair market value on the first trading day of the participant's offering period or the last trading day of the purchase period. A total of 800,000 shares of common stock are reserved for issuance under the ESPP, and, as of June 30, 2002, there were 451,474 shares remaining available for purchase.

Chief Executive Officer Compensation

        The executive compensation policies described above are applied in setting Mr. Conway's compensation. Accordingly, his compensation also consists of annual base salary, annual cash and/or stock option bonus and long-term equity-linked compensation. The Compensation Committee's general approach in establishing Mr. Conway's compensation is to be competitive with peer companies, but to base a large percentage of his target compensation, by means of grants of performance-based stock options, on Array's long-term performance.

Compensation Deductibility Policy

        Under Section 162(m) of the Internal Revenue Code and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1,000,000 paid to any of Array's five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with the Company's compensation policies outlined above. The Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by Array to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Respectfully submitted,
Compensation Committee Kyle Lefkoff Francis J. Bullock, Ph.D. Robert W. Overell, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No current member of the Compensation Committee has been an officer or employee of Array at any time. None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any other company that has one or more executive officers serving as a member of our Board of Directors, nor has such a relationship existed in the past.

PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the following Performance Graph and Report on Executive Compensation shall not be incorporated by reference into any such filings.

        The following graph presents a comparison of the cumulative total return on our common stock, the Nasdaq Stock Market (U.S. Companies) Index, the Nasdaq Pharmaceutical Index and the Nasdaq Biotechnology Index. This graph assumes that on November 17, 2000, the date of our initial public offering, $100 was invested in our common stock and in the other indices, and that all dividends were reinvested and are weighted on a market capitalization basis at the time of each reported data point. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

Value as of:	Array BioPharma Inc.	The Nasdaq Stock Market (U.S. Companies) Index	Nasdaq Pharmaceutical Index	Nasdaq Biotechnology Index
11/17/00	$100.00	$100.00	$100.00	$100.00
12/29/00	119.17	84.15	98.22	96.39
3/30/01	71.67	60.57	72.73	68.13
6/29/01	121.33	71.39	90.35	90.10
9/28/01	120.27	49.54	72.84	66.01
12/31/01	198.13	64.39	83.70	80.77
3/28/02	172.67	61.01	74.87	68.69
6/28/02	128.53	48.68	53.09	45.33

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        Prior to our initial public offering and in connection with the sale and issuance of our Series A preferred stock in May 1998, and August 1998, our Series B preferred stock in November 1999, and our Series C preferred stock in August 2000, we entered into an agreement with the investors in such financings providing for registration rights with respect to the shares of common stock, including those issuable upon conversion of each series of preferred stock. The holders of up to approximately 8.1 million shares of our common stock, or their transferees, are entitled to require the registration of those shares under the Securities Act. Under an agreement with these holders, the holders of at least 30% of the shares of common stock held by such holders then outstanding may on up to two occasions require us to register their shares under the Securities Act, subject to some limitations described in the agreement. In addition, these holders can require us to include their shares in future registrations of our shares for our account or the account of another stockholder. These holders may also require us to register their shares on up to two occasions in any calendar year on Form S-3. These registration rights are subject to limitations and conditions, including the right of underwriters to limit the number of shares of common stock held by existing stockholders to be included in a registration. The registration rights as to any holder will terminate when all securities held by the holder entitled to registration rights can be sold within a three-month period under Rule 144 of the Securities Act and when the number of shares held by the holder is less than 1% of our outstanding capital stock on an as converted to common stock basis. In addition, we are generally required to bear all expenses of registration, including the reasonable fees of a single counsel acting on behalf of all selling stockholders, except underwriting discounts and selling commissions.

        In connection with Dr. Koch's purchase of 648,404 shares of our common stock on May 18, 1998, he issued us a promissory note with a principal balance of $100,000 and an interest rate of 6.0% per annum. The note was amended on September 1, 2000, to extend the maturity date to the earlier of September 1, 2002, or the date he voluntarily terminates his employment with us. Dr. Koch repaid the note in full in May 2002. The note was secured with a pledge of 518,723 shares of common stock held by Dr. Koch, of which 468,723 shares were released on September 1, 2000 and the remaining shares were released upon repayment of the note in May 2002.

        In connection with Dr. Piscopio's purchase of 648,404 shares of our common stock on May 18, 1998, he issued us a promissory note with a principal balance of $125,000 and an interest rate of 6.0% per annum. The note was amended on September 1, 2000, to extend the maturity date to the earlier of September 1, 2002, or the date Dr. Piscopio terminates his employment with us. Dr. Piscopio repaid the note in full in September 2002. The note was secured with a pledge of 648,404 shares of common stock held by Dr. Piscopio, of which 598,404 shares were released on September 1, 2000 and the remaining shares were released upon repayment of the note in September 2002.

        Stock option grants to our directors and executive officers are described in this Proxy Statement under the heading "PROPOSAL 1 ELECTION OF DIRECTORS—Compensation of Directors" and "EXECUTIVE COMPENSATION." The beneficial ownership of shares of our common stock held by our officers, directors and 5% stockholders is described under "PRINCIPAL STOCKHOLDERS." In addition, we have employment agreements with our executive officers and some of our other employees, which are discussed under "EXECUTIVE COMPENSATION—Employment Agreements."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and certain stockholders to file reports with the SEC on Forms 3, 4 and 5 for the purpose of reporting their ownership of and transactions in common stock. During the fiscal year ended June 30, 2002, Marvin Caruthers was late in reporting one transaction in shares of common stock for receipt of a distribution as a limited partner of a venture capital firm on Form 4, John Moore was late in reporting initial ownership of an option grant on Form 3 and R. Michael Carruthers was late in reporting the acquisition of shares upon exercise of an option on Form 4.

INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP has served as our independent auditors since our inception on February 6, 1998. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year's Annual Meeting Proxy Statement

        Any proposal or proposals by a stockholder intended to be included in the Proxy Statement and form of proxy relating to the 2003 Array Annual Meeting of Stockholders must be received by Array no later than June 3, 2003, (120 days prior to October 1, 2003) according to the proxy solicitation rules of the SEC, and must comply with the other proxy solicitation rules promulgated by the SEC and with the procedures set forth in our Bylaws. Proposals should be sent to the Secretary of Array at 3200 Walnut Street, Boulder, Colorado 80301. Nothing in this paragraph shall be deemed to require Array to include in its Proxy Statement and proxy relating to the 2003 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

        A stockholder who wishes to submit a proposal for consideration at the 2003 Annual Meeting outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 and that will not be included in the Proxy Statement for such meeting must, in accordance with Section 2.2 of our Bylaws, file a written notice with the Secretary of Array which conforms to the requirements of the Bylaws. Our Bylaws are on file with the Securities and Exchange Commission, and may be obtained from our Secretary upon request. The officer who will preside at the stockholders meeting will determine whether the information provided in such notice satisfies the informational requirements of the Bylaws. Such notice of a stockholder proposal must be delivered no earlier than August 5, 2003, and no later than September 3, 2003. Any stockholder proposal that is not submitted in accordance with the foregoing procedures will not be considered to be properly brought before the 2003 Annual Meeting.

VOTING PROCEDURES AND COSTS OF PROXY SOLICITATION

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes, abstentions and shares represented by brokers who are prohibited from exercising discretionary authority because the beneficial owners of such shares have not provided voting instructions, commonly referred to as "broker non-votes." Shares represented by proxies that reflect abstentions and broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The election of directors will be approved by a plurality of the votes duly cast. Abstentions and broker "non-votes" are not counted for purposes of the election of directors. The amendment to the Plan, the amendments to our ESPP and the ratification of the independent auditors will be approved by a favorable vote of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker non-votes and abstentions will not be counted for any purpose in determining the adoption of these amendments or the ratification of the independent auditors and will have no effect on these proposals.

        The cost of preparing, assembling and mailing the proxy materials will be borne by us. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send the proxy materials to, and to obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        Your vote is important. Please complete the enclosed Proxy Card and mail it in the enclosed postage-paid envelope as soon as possible.

By Order of the Board of Directors,

R. Michael Carruthers Secretary

October 1, 2002

Appendix A

AMENDED AND RESTATED
ARRAY BIOPHARMA INC.
STOCK OPTION AND INCENTIVE PLAN

As amended by the Board of Directors on September 12, 2002,
subject to the approval of the stockholders.

        Array BioPharma Inc., a Delaware corporation (the "Company"), sets forth herein the terms of the Company's Amended and Restated Stock Option and Incentive Plan (the "Plan").

1.    PURPOSE

        The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.    DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1  "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

        2.2  "Annual Incentive Award" means a conditional right granted to a Grantee under Section 18.3.2 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

        2.3  "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

        2.4  "Award Agreement" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.5  "Benefit Arrangement" shall have the meaning set forth in Section 19 hereof.

        2.6  "Board" means the Board of Directors of the Company.

        2.7  "Cause" means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider or employee and the Company or an Affiliate.

        2.8  "Change in Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

        2.9  "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.10 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Affiliate.

        2.11 "Company" means the Array BioPharma Inc.

        2.12 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

        2.13 "Deferred Stock" means a right, granted to a Grantee under Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period."

        2.7  "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.14 "Dividend Equivalent" means a right, granted to a Grantee under Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

        2.15 "Effective Date" of the Plan means the date of the closing of the initial public offering of the Company's common stock.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

        2.18 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more these persons (or the Grantee) own more than fifty percent of the voting interests.

        2.19 "Grant Date" means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

        2.20 "Grantee" means a person who receives or holds an Award under the Plan.

        2.21 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.22 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.23 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.24 "Option Price" means the purchase price for each share of Stock subject to an Option.

        2.25 "Other Agreement" shall have the meaning set forth in Section 19 hereof.

        2.26 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.27 "Performance Award" means a conditional right granted to a Grantee under Section 18.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a period of up to 10 years.

        2.28 "Performance Stock Award" means Awards granted pursuant to Section 16.

        2.29 "Plan" means this Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan.

        2.30 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.31 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 13.2 hereof.

        2.32 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

        2.33 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

        2.34 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.35 "Service" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

        2.36 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or Affiliate, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

        2.37 "Stock" means the common stock, par value $.001 per share, of the Company.

        2.38 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 12 hereof.

        2.39 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.40 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

        2.41 "Unrestricted Stock Award" means an Award granted pursuant to Section 15 hereof.

3.    ADMINISTRATION OF THE PLAN

        3.1.    Board

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or to an executive officer of the Company who is a member of the Board.

        3.2.    Committee.

        The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

        3.3.    Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority:

          (i)    to designate Grantees,

          (ii)  to determine the type or types of Awards to be made to a Grantee,

          (iii)  to determine the number of shares of Stock to be subject to an Award,

          (iv)  to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

          (v)  to prescribe the form of each Award Agreement evidencing an Award,

          (vi)  to amend, modify, or supplement the terms of any outstanding Award, and

          (vii) Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

        As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

        3.4.    No Liability.

        No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.    STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 22 hereof, the number of shares of Stock available for issuance under the Plan shall be 10,728,370, which number shall be increased, but not decreased, by any "Additional Authorized Shares." Additional Authorized Shares, for purposes of the Plan, means on any given day the difference between (1) the Company's issued and outstanding shares of Stock (on a fully diluted, as converted basis) multiplied by a factor of 25% minus (2) the number of outstanding shares of Stock relating to Awards plus the number of shares of Stock available for future grants of Awards on such date. The number of shares of Stock available for issuance under the Plan as incentive stock options may not exceed 10,728,370 shares, which number shall be increased each January 1 for the next five years beginning in 2001 by 250,000 shares; provided, that, at no time may the number of shares of Stock available for issuance under the Plan as incentive stock options exceed the total number of shares reserved for issuance under the Plan. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.    EFFECTIVE DATE AND TERM OF THE PLAN

        5.1.    Effective Date.

        The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

        5.2.    Term.

        The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 21.

6.    AWARD ELIGIBILITY

        6.1.    Company or Subsidiary Employees; Service Providers; Other Persons.

        Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Affiliate, including any such employee or Service Provider who is an officer or director of the Company, or of any affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

        6.2.    Successive Awards.

        An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

7.    LIMITATIONS ON GRANTS

        7.1.    Limitation on Shares of Stock Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is two million (2,000,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is four hundred thousand (400,000) per year. The preceding limitations in this Section 7.1 are subject to adjustment as provided in Section 22 hereof. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.

        7.2.    Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.    AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

9.    OPTION PRICE

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be at least the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

        10.1.    Vesting.

        Subject to Sections 10.2 and 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company's right of repurchase with respect to unvested shares of Stock.

        10.2.    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

        10.3.    Acceleration.

        Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

        10.4.    Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        10.5.    Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 22 hereof which results in termination of the Option.

        10.6.    Method of Exercise.

        An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

        10.7.    Form of Payment.

        Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of

Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

        10.8.    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        10.9.    Delivery of Stock Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

        10.10.    Reload Options.

        At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.7 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

11.  TRANSFERABILITY OF OPTIONS

        11.1.    Transferability of Options

        Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        11.2.    Family Transfers.

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 11.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution.

The events of termination of Service of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 10.4.

12.  STOCK APPRECIATION RIGHTS

        The Board is authorized to grant SARs to Grantees on the following terms and conditions:

        12.1.    Right to Payment.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 18.1.

        12.2.    Other Terms.

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

13.  RESTRICTED STOCK

        13.1.    Grant of Restricted Stock or Restricted Stock Units.

        The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

        13.2.    Restrictions.

        At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Section 18.3.1 and 18.3.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

        13.3.    Restricted Stock Certificates.

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

        13.4.    Rights of Holders of Restricted Stock.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

        13.5.    Rights of Holders of Restricted Stock Units.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

        13.6.    Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units.

        13.7.    Delivery of Stock and Payment Therefor.

        Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.  DEFERRED STOCK AWARDS

        14.1.    Nature of Deferred Stock Awards.

        A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing Service and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

        14.2.    Election to Receive Deferred Stock Awards in Lieu of Compensation.

        The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

        14.3.    Rights as a Stockholder.

        During the deferral period, a Grantee shall have no rights as a stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

        14.4.    Restrictions on Transfer.

        A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

        14.5.    Termination.

        Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of Service for any reason.

15.  UNRESTRICTED STOCK AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.  PERFORMANCE STOCK AWARDS

        16.1.    Nature of Performance Stock Awards.

        A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan. At any time prior to the Grantee's termination of Service, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

        16.2.    Rights as a Stockholder.

        A Grantee receiving a Performance Stock Award shall have the rights of a stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the

Award but not actually received by the Grantee. A Grantee shall be entitled to receive a stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

        16.3.    Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of Service for any reason.

17.  DIVIDEND EQUIVALENT RIGHTS

        17.1.    Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

        17.2.    Interest Equivalents.

        Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        17.3.    Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS

        18.1.    Stand-Alone, Additional, Tandem, and Substitute Awards.

        Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

        18.2.    Form and Timing of Payment Under Awards; Deferrals.

        Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

        18.3.    Performance and Annual Incentive Awards.

          18.3.1.    Performance Conditions.

          The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 18.3.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

          18.3.2.    Performance or Annual Incentive Awards Granted to Designated Covered Employees.

          If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.3.2.

            (i)    Performance Goals Generally. The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 18.3.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

            (ii)  Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity and (15) revenue.

            (iii)  Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of up to ten years and achievement of performance goals in respect of Annual Incentive Awards shall be measured over a performance period of up to one year, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

            (iv)  Performance or Annual Incentive Award Pool. The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

            (v)  Settlement of Performance or Annual Incentive Awards; Other Terms. Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

          18.3.3.    Written Determinations.

          All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          18.3.4.    Status of Section 18.3.2 Awards Under Code Section 162(m).

          It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 18.3.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of

  Section 18.3.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19.  PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.  REQUIREMENTS OF LAW

        20.1.    General.

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        20.2.    Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

        20.3.    Limitation Following a Hardship Distribution.

        To the extent required to comply with Treasury Regulation §1.401(k)-1(d)(2)(iv)(B)(4), or any amendment or successor thereto, a Grantee's "elective and employee contributions" (within the meaning of such Treasury Regulation) under the Plan shall be suspended for a period of twelve months following such Grantee's receipt of a hardship distribution made in reliance on such Treasury Regulation from any plan containing a cash or deferred arrangement under Section 401(k) of the Code maintained by the Company or a related party within the provisions of subsections (b), (c), (m) or (o) of Section 414 of the Code.

21.  AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 21 or Section 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.  EFFECT OF CHANGES IN CAPITALIZATION

        22.1.    Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights.

        22.2.    Reorganization in Which the Company Is the Surviving Entity and in Which No Change in Control Occurs.

        Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

        22.3.    Reorganization, Sale of Assets or Sale of Stock Which Involves a Change in Control.

        (a)  Subject to Section 22.3(b), upon any transaction that results in a Change in Control, (i) all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

        (b)  Section 22.3(a) shall not apply to the extent provision is made in writing in connection with a transaction described in Section 22.3(a) for the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

        22.4.    Adjustments.

        Adjustments under this Section 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 22.1, 22.2 and 22.3.

        22.5.    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.  POOLING

        In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

24.  DISCLAIMER OF RIGHTS

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25.  NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26.  WITHHOLDING TAXES

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27.  CAPTIONS

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28.  OTHER PROVISIONS

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

29.  NUMBER AND GENDER

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

30.  SEVERABILITY

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

31.  GOVERNING LAW

        The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Colorado, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards awarded hereunder to the substantive laws of any other jurisdiction.

* * *

        To record adoption the amendment and restatement of the Plan by the Board as of September 8, 2000, and approval of the Plan by the stockholders on September 8, 2000, in each case so that the Plan is effective upon the closing of the initial public offering of the Company's common stock, the Company has caused its authorized officer to execute the Plan as amended and restated.

ARRAY BIOPHARMA INC.
By:	/s/ MICHAEL CARRUTHERS Michael Carruthers, Secretary

        An amendment to Section 4 of the Plan was duly approved by the Board of Directors as of the 12th day of September 2002, and submitted for approval by the stockholders at the Annual Meeting of Stockholders on October 31, 2002, to increase the number of shares reserved for issuance hereunder to 10,728,370 and the number of shares that may be issued as incentive stock options to 10,728,370.

By:	/s/ MICHAEL CARRUTHERS Michael Carruthers, Secretary

Appendix B

ARRAY BIOPHARMA INC.
EMPLOYEE STOCK PURCHASE PLAN

As amended on November 17, 2000
As amended on September 12, 2002, subject to approval by the stockholders.

        The Board of Directors of Array BioPharma Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions or other cash contributions, to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"). The Plan is for the benefit of the employees of Array BioPharma Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.    SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is 1,200,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

2.    ADMINISTRATION.

        The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3.    INTERPRETATION.

        It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan (including any determinations that are reserved by the Board under this Plan), all of which determinations will be final and binding upon all persons.

4.    ELIGIBLE EMPLOYEES.

        Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its participating Affiliates for less than thirty days as of the beginning of an Offering Period (as defined in Section 7 below), provided that this Section 4(a) shall not apply to any employee who is employed by the Company prior to the date of the pricing of the Company's initial public offering; (b) an employee whose customary employment is for less than five months in any calendar year; and (c) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of

Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5.    PARTICIPATION IN THE PLAN.

        An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Offering Period. Notwithstanding the forgoing, the Board may, in its discretion, also choose to automatically enroll eligible employees in the Plan in connection with the first Offering Period coinciding with the Company's initial public offering. Eligible employees who are automatically enrolled in the Plan shall be deemed to have elected to purchase Common Stock with a total Purchase Price fixed by the Board at the time of the first Offering Period and payable as a lump sum, which total Purchase Price shall in no event be more than $25,000.

6.    OFFERINGS.

        At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. Pursuant to Section 5 above, the Board shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participating employees. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 14 through 20 below.

7.    OFFERING PERIODS.

        The Offering Periods shall be determined by the Board. The first Offering Period under the Plan shall commence on the date determined by the Board.

        If the Purchase Price (as defined below) is determined on the last trading day of a Purchase Period (as defined below) as provided in Section 8 below because the price per share on such date is less than the price per share on the first trading date of the Offering Period, the Board may provide for the automatic termination of the Offering Period and the automatic commencement of a new Offering Period.

8.    RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

        Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The purchase price of each share of Common Stock (the "Purchase Price") shall be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of such Offering Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common

Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be determined by the Board in good faith. Notwithstanding the foregoing, the fair market value of each share of Common Stock on the first day of the Offering Period that commences with the Company's initial public offering shall be the public offering price at which the shares of Common Stock are offered for sale in the initial public offering.

        The Board may adopt several purchase periods (each a "Purchase Period") within a given Offering Period. If the Board adopts several purchase periods within an Offering Period, the Purchase Price shall be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of such Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock.

9.    TIMING OF PURCHASE; PURCHASE LIMITATION.

        Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 14 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Offering Period (except as provided in Section 14 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 13 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Offering Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with Section 25 below.

10.  ISSUANCE OF STOCK CERTIFICATES.

        On the last trading day of the Offering Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Offering Period. The Board may permit or require that shares be deposited directly with a broker designated by the Board or to a designated agent of the Company, and the Board may utilize electronic or automated methods of share transfer. The Board may require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions for a period of up to 12 months from the date of purchase) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares. The Company shall retain the amount of payroll deductions or the lump-sum payment used to purchase shares of Common Stock as full payment for the shares of Common Stock and the shares of Common Stock shall then be fully paid and non-assessable.

11.  WITHHOLDING OF TAXES.

        To the extent that a participating employee realizes income in connection with an acquisition, sale or other transfer of any shares of Common Stock acquired under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer. Notwithstanding any implication herein to the contrary, this Section 11 shall not be interpreted in a manner to impose an withholding obligations on an entity other than the Company.

12.  ACCOUNT STATEMENTS.

        The Company will cause a statement to be delivered to each participating employee for each Offering Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions or other cash contributions during the Offering Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Offering Period.

13.  PARTICIPATION ADJUSTMENT.

        If in any Offering Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

14.  CHANGES IN ELECTIONS TO PURCHASE.

        (a)  A participating employee may, at any time prior to the last trading day of the Offering Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), and the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

        (b)  Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.

15.  VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.

        In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is discharged for cause prior to the last day of the Offering Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

16.  RETIREMENT OR SEVERANCE.

        In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate, or because of termination of the employee's employment by the Company or a participating Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

        (a)  The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

        (b)  Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 16(b) above.

17.  LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

        Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

        If such employee returns to active service prior to the last day of the Offering Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Offering Period, elect:

        (a)  To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

        (b)  Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

        (c)  Withdraw the amount in the employee's account and terminate the employee's option to purchase.

        A participating employee on lay-off, authorized leave of absence or disability on the last day of the Offering Period shall deliver written notice to his or her employer on or before the last day of the Offering Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this Section 17. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Offering Period, whichever is earlier, the employee shall be deemed to have elected subsection 17(c) above.

        If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Offering Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 16 of this Plan.

18.  DEATH.

        In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Offering Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

        (a)  The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

        (b)  Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.

19.  FAILURE TO MAKE PERIODIC CASH PAYMENTS.

        Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan.

20.  TERMINATION OF PARTICIPATION.

        A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

21.  ASSIGNMENT.

        No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.  APPLICATION OF FUNDS.

        All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

23.  NO RIGHT TO CONTINUED EMPLOYMENT.

        Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24.  AMENDMENT OF PLAN.

        The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 8 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 26 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.

25.  EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

        The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.  EFFECT OF CHANGES IN CAPITALIZATION.

        a.    Changes in Stock.

        If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and (ii) the Purchase Price per share.

        b.    Reorganization in Which the Company Is the Surviving Corporation.

        Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

        c.    Reorganization in Which the Company Is Not the Surviving Corporation, Sale of Assets or Stock, and other Corporate Transactions.

        Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

        d.    Adjustments.

        Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.

        e.    No Limitations on Company.

        The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.  GOVERNMENTAL REGULATION.

        The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.  STOCKHOLDER RIGHTS.

        Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29.  RULE 16b-3.

        Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.  PAYMENT OF PLAN EXPENSES.

        The Company will bear all costs of administering and carrying out the Plan.

* * *

        This Plan was duly adopted and approved by the Board of Directors of the Company on the 8th day of September 2000 and approved by the stockholders of the Company on the 8th day of September 2000, in each case to be effective upon the closing of the initial public offering of the Company's common stock.

/s/ MICHAEL CARRUTHERS Michael Carruthers, Secretary

        This Plan was duly amended by the Board of Directors as of the 17th day of November 2000 in accordance with Section 24 to add the second paragraph to Section 7 and the second paragraph to Section 8.

/s/ MICHAEL CARRUTHERS Michael Carruthers, Secretary

        This Plan was duly amended by the Board of Directors as of the 12th day of September 2002 and submitted for approval by the stockholders at the Annual Meeting of Stockholders on October 31, 2002, (i) to increase the number of shares reserved for issuance hereunder from 800,000 to 1,200,000 in Section 1, and (ii) to remove subparagraph (d) from Section 4.

/s/ MICHAEL CARRUTHERS Michael Carruthers, Secretary

REVOCABLE PROXY

ARRAY BIOPHARMA INC.
3200 Walnut Street, Boulder, Colorado 80301

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 31, 2002

        The undersigned stockholder of Array BioPharma Inc. (the "Company") hereby appoints Robert E. Conway and R. Michael Carruthers, and each of them, as attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned stockholder at the Annual Meeting of Stockholders to be held at 2:00 p.m., Mountain Standard Time, on October 31, 2002, at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, and at any adjournments or postponements thereof, upon the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

        The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 1, 2002 and the Company's Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by, appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE, TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT TO RESPOND, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

Proposal One:	Re-election of three directors to the Board of Directors to serve a term of three years, or until their successors have been duly elected and qualified.
☐ FOR all nominees listed below (except as marked to the contrary below).
(INSTRUCTION: To withhold authority to vote for an individual nominee, cross out that nominee's name below.)
☐ WITHHOLD AUTHORITY to vote for all nominees listed below.
Nominees:	Robert E. Conway Kyle Lefkoff Marvin H. Caruthers, Ph.D.
Proposal Two:	Amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan (the "Plan") increasing the number of shares of common stock reserved for grant thereunder by 2,750,000 shares to an aggregate of 10,728,370 shares, with such number of shares subject to further increase as provided in the terms of the Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal Three:	Amendment to the Array BioPharma Inc. Employee Stock Purchase Plan (the "ESPP") increasing the number of shares of common stock reserved for issuance thereunder by 400,000 shares to an aggregate of 1,200,000 shares.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal Four:	Amendment to the ESPP removing an eligibility requirement that prohibits employees whose customary employment is less than 20 hours per week from participating in the ESPP.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal Five:	Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2003.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED "FOR"
PROPOSALS ONE, TWO, THREE, FOUR AND FIVE IF UNMARKED, UNLESS CONTRARY DIRECTION IS GIVEN.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

☐
MARK HERE IF YOU PLAN TO VOTE YOUR SHARES AT THE ANNUAL MEETING.

Date:	, 2002.

(Signature of Stockholder or Authorized Representative)
(Print name)
Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.

QuickLinks

Amended and Restated Stock Option and Incentive Plan
PROPOSALS 3 AND 4 AMENDMENTS TO ARRAY BIOPHARMA INC. EMPLOYEE STOCK PURCHASE PLAN
Plan Benefits Under Array BioPharma Inc. Employee Stock Purchase Plan
PROPOSAL 5 RATIFICATION OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
PRINCIPAL STOCKHOLDERS
EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
Submission of Stockholder Proposals for Inclusion in Next Year's Annual Meeting Proxy Statement
Other Stockholder Proposals for Presentation at Next Year's Annual Meeting
VOTING PROCEDURES AND COSTS OF PROXY SOLICITATION
  Appendix A
  Appendix B